SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 6, 1999


                            SUNSTAR HEALTHCARE, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                  1-14382                   59-3361076
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 (State or Other Jurisdiction of (Commission File Number)  ( I.R.S. Employer
         Incorporation)                                     Identification No.)


         300 International Parkway, Suite 230
              Heathrow, Florida                                        32746
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  (Address of Principal Executive Offices)                          (Zip Code)


(Registrant's telephone number, including area code):   (407) 304-1066



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

 Item 5.      Other Events.
              ------------

              Effective April 6, 1999, four of the directors of SunStar Healthcare, Inc. (the "Company") resigned from the Board of Directors of the Company. Three of the four former directors, Frederick H. Fialkow, Steven Fialkow and Bernard Levine, M.D., are directors of National Home Health Care Corp. ("National") and the fourth, Richard Seidelman, M.D., is unaffiliated with National.

              The Company, until its initial public offering in May 1996, had been a wholly-owned subsidiary of National. National is a provider of home health care services in the New York City metropolitan area, including counties in New Jersey and Connecticut. As of the date hereof, National owns approximately 30.5% of the outstanding common stock of the Company.

              Following the resignations, the remaining directors of the Company are Warren D. Stowell, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and David A. Jesse, Executive Vice President, Chief Operating Officer and Secretary of the Company. All of the resigning directors were non-employee directors and the three National directors comprised the audit and compensation committees of the Company.

              The remaining directors have nominated Jerry Balter, Managing Partner of the Ulysses Group, a health care and emerging technology advisory firm, to fill one of the vacancies created by the resignations and to serve on both the audit and compensation committees of the Company. Mr. Balter has agreed to so serve until the next Annual Meeting of the shareholders of the Company, which is expected to be held next month. Management anticipates that a complete slate of proposed directors, including Messrs. Stowell, Jesse and Balter, will be nominated for election to the Board of the Company at such Annual Meeting.

              The Company anticipates that its Form 10-KSB for the transition period ended December 31, 1998, which is scheduled to be filed not later than April 15, 1999, will be signed on behalf of the Board of the Company by Messrs. Stowell and Jesse.

              There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 12, 1999                   SUNSTAR HEALTHCARE, INC.


                                           By:  /s/ David A. Jesse
                                                --------------------------------
                                                David A. Jesse
                                                Executive Vice President, Chief
                                                Operating Officer and Secretary





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